EXHIBIT 10.36

                                   ASSIGNMENT
                                   ----------

INVENTOR/ASSIGNOR:         Dennis McGuire_______________________________________
        Status: ______________an individual_____________________________________
        Address: ____________2948 S.E. Monroe Street____________________________
        City: ________________Stuart_________ State/Zip: __FL 34997_____________


ASSIGNEE:___Ultrastrip Systems. Inc.______ Status: __a Florida Corporation______
        Address: ____P.O. Box 2173______________________________________________
        City: ______Stuart                          State/Zip: FL 34995_________


TITLE OF INVENTION:  APPARATUS AND METHOD FOR REMOVING COATINGS FROM THE
                     ---------------------------------------------------
                     HULLS OF VESSELS USING ULTRA-HIGH PRESSURE WATER
                     ------------------------------------------------

                    PATENT # US 6,425,340 B1

U.S. PATENT SERIAL NO.: 08/854,384 ________U.S. FILING DATE: 05/12/1997_________

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        The Assignor having made the above invention and filed application for
Letters Patent of the United States thereon, and the Assignee being desirous of acquiring the same; in consideration of One Dollar ($1.00) and other good and valuable consideration, the Assignor hereby assigns to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor's right, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

        The Assignor assigns all of his right, title and interest in and to said invention in all foreign countries, and all applications for Letters Patent in foreign countries on said invention and any Letters Patent which may evolve therefrom, including the right to claim International Convention priority; and in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof;

        The Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said patent, without any additional payment therefore, but without any expense to assignee.

Date: /s/ Sept. 4, 2002                       /s/ Dennis McGuire
      -----------------                       -------------------
                                                  Dennis McGuire

STATE OF FLORIDA
COUNTY OF MARTIN

[GRAPHIC OMITTED] [SEAL]

        The foregoing instrument was acknowledged before me this /s/__4_day of /s/ SEPTEMBER 2002, by

                              __/s/ David A. Donn___ Notary:

                              Personally known __X______________________________
                              or Produced Identification ______________________ Type of Identification Produced _________________